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Exhibit 99(a)(1)(b)

LETTER OF TRANSMITTAL

TENDER of COMMON STOCK—LIFECORE BIOMEDICAL, INC. CUSIP # 532187101
Pursuant to the Offer to Purchase, dated February 21, 2008, by SBT Acquisition Inc., a wholly owned subsidiary of SBT Holdings Inc.

          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 20, 2008, UNLESS THE OFFER IS EXTENDED.

         Delivery of this Letter of Transmittal to an address other than as set forth on Page 3 will not constitute a valid delivery to the Paying Agent. You must sign this Letter of Transmittal in Box A, with signature guarantee if required, and complete the Substitute Form W-9 on Page 2.

         The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. All shareholders must complete Boxes A, B and E and the Substitute Form W-9. Please also read the "General Instructions", on page 3.

FOR OFFICE USE ONLY	Debit shares	Partial	Alt. Payee	One Time Del.
	Approved	Input	Audit	Mailed

BOX A—Signature of Registered Shareholders	BOX B—Certificate(s) Enclosed

(Must be signed by all registered shareholders)	Share Certificate(s) Tendered (Attach additional list if necessary)

	Share Certificate Numbers	Total Number of Shares Evidenced by Share Certificate(s)	Number of Shares Tendered (*)

Signature

Signature

Telephone Number	Total Shares

BOX C—Special Payment Instructions	BOX D—Special Delivery Instructions

To be completed ONLY if the check is to be issued in the name(s) of someone other than the registered holder(s) in Box E. ISSUE TO:	To be completed ONLY if the check is to be delivered to an address other than that in Box E. MAIL TO:

Name	Name

Street Address	Street Address

City, State and Zip Code	City, State and Zip Code

Please remember to complete and sign the Substitute Form W-9 on the next page or, if applicable, the enclosed Form W-8BEN.

BOX E—Name and Address of Registered Holder(s)	BOX F—Medallion Guarantee

Please make any address corrections below	If you have completed Box C, your signature must be Medallion Guaranteed by an eligible financial institution.

indicates permanent address change	Note: A notarization by a notary public is not acceptable

(*)
If shares are held in book-entry form you must indicate the number of shares you are tendering. If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification
PAYOR'S NAME: Wells Fargo Bank, N.A.

  Name as shown on your income tax return (if joint, list first and circle name of the person or entity whose number you enter below)

Name:
Address:
City, State, and Zip Code:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number (TIN)

TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS
 Enter your taxpayer identification number in the appropriate box.
For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.
	Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the Payor.	Social Security Number or Employer Identification Number

Certification—Under penalties of perjury, I certify that:
(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2)
I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). Item (2) does not apply for real estate transactions. For mortgage interest paid, acquisition or abandonment of secured property, contributions to an individual retirement account, and, generally, payments other than interest and dividends, you are not required to sign this Certification, but you must provide your correct Taxpayer Identification Number. Also see "Substitute Form W-9" under "Instructions" in the enclosed Guidelines.
SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under the penalty of perjury that a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

General Instructions

Please read this information carefully.

  •
  BOX A-Signatures:  All registered shareholders must sign as indicated in Box A. If you are signing on behalf of a registered shareholder or entity your signature must include your legal capacity.

    YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU MAY ALSO VIEW THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMEMENDED REQUIREMENTS ON-LINE AT WWW.STAI.ORG.

  •
  BOX B-Certificate Detail:  List all certificate and/or book lot shares submitted in Box B.

  •
  BOX C-Special Payment Instructions:  Provide the new registration instructions (name, address and tax identification number) in Box C. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement. If this transaction results in proceeds at or above $14,000,000.00 in value please contact Wells Fargo Shareowner Services at the number listed below.

  •
  BOX D-Special Delivery Instructions:  Any address shown in Box D will be treated as a one-time only mailing instruction.

  •
  BOX E-Current Name and Address of Registered Shareholder:  If your permanent address should be changed on Wells Fargo Shareowner Services records, please make the necessary changes in Box E.

  •
  BOX F-Signature Guarantee:  Box F (Medallion Guarantee) only needs to be completed if the name on the check will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.

  •
  Deficient Presentments:  If you request a registration change that is not in proper form, the required documentation will be requested from you.

  •
  Returning Letter of Transmittal:  This Letter of Transmittal is to be used by shareholders of Lifecore Biomedical, Inc. for tendering the common stock, par value $0.01 per share, of Lifecore Biomedical, Inc. (the "Shares") through an account maintained by the Paying Agent (as described in "The Offer—Section 3. Procedures for Tendering Shares" in the Offer to Purchase.) Return this Letter of Transmittal to Wells Fargo Shareowner Services at the address below.

Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, Minnesota 55075

For additional information please contact our Shareowner Relations Department at 1-800-380-1372.

PLEASE READ THE INSTRUCTIONS SET FORTH
IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to SBT Acquisition Inc., a Minnesota corporation ("Purchaser"), pursuant to an Offer to Purchase, dated February 21, 2008 (the "Offer to Purchase"), the above-described common stock, par value $0.01 per share (the "Shares"), of Lifecore Biomedical, Inc. pursuant to the offer to tender all outstanding Shares, for $17.00 per Share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned elects to have his or her Shares converted into the right to receive cash in the amount of $17.00 net per Share (the "Purchase Price"), without interest and less any required withholding taxes, if any.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after March 20, 2008 (collectively, "Distributions") and irrevocably constitutes and appoints Wells Fargo Bank, N.A. (the "Paying Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Paying Agent, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser. The appointment of the Paying Agent as the undersigned's true and lawful agent and attorney-in-fact will be effective, if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer (i) the Shares tendered hereby and (ii) all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Paying Agent for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that the valid tender of the Shares pursuant to the procedures described in "The Offer—Section 3. Procedures for Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of all of the Shares tendered in the name(s) of the registered holder(s) appearing above under "Signature of Registered Shareholders." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of all of the Shares tendered (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Name and Address of Registered Holder(s)." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Purchase Price of all Shares tendered (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check (and any accompanying documents, as appropriate) to the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed the box entitled "Special Payment Instructions" on the Letter of Transmittal. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by shareholders tendering Shares pursuant to the Offer. This Letter of Transmittal properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on March 20, 2008, unless the Offer is extended. The term "Expiration Date" means 5:00 p.m., New York City time, on March 20, 2008, or any later time to which Purchaser, subject to the terms of the Merger Agreement, extends the period of time during which the Offer is open, in which event the term "Expiration Date" means the latest time and date at which the Offer, so extended, expires.

        The method of delivery of this Letter Transmittal, and all other required documents, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Certificate(s) Enclosed." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as they appear on the books and records of the Paying Agent without alteration or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be issued in the name of a person other than the registered holder(s).

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to Purchaser or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Purchase Price of such Shares tendered unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

        8.    Substitute Form W-9.    A tendering shareholder is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" above, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. If a tendering shareholder is subject to backup withholding, the shareholder must cross out Item (2) of the Certification Box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the shareholder or other payee, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

        Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Paying Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Wells Fargo Bank, N.A., the Company's transfer agent, at (800) 468-9716 (the "Transfer Agent"). The Transfer Agent will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the Expiration Date of the Offer.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance in completing the Letter of Transmittal may be directed to the Paying Agent at the addresses and phone numbers set forth on this Letter of Transmittal. Requests for copies of the Offer to Purchase and the related Letter of Transmittal may be directed to MacKenzie Partners, Inc. the Information Agent for the Offer at 800-322-2885.

        11.    Waiver of Conditions.    Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

        12.    Revocation Tender.    Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. After an effective withdrawal, you may change your election by submitting to the Paying Agent a completed replacement of this document and any other documents required by the Offer for properly tendering Shares prior to the Expiration Date.

        Important: This Letter of Transmittal together with any required signature guarantees, and any other required documents, must be received by the Paying Agent prior to the Expiration Date.

IMPORTANT TAX INFORMATION

        Under federal income tax law, a holder surrendering any Certificate(s) is required to provide the Paying Agent with such holder's correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 provided herein. If such holder is an individual, the TIN is the holder's social security number. The "Certificate of Awaiting Taxpayer Identification Number" within the Substitute Form W-9 should be completed if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the holder does not furnish the Paying Agent with a Substitute Form W-9 (or an applicable substitute form) that contains the holder's correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any payments of cash to such holder may be subject to backup withholding at the rate of 28%. Certain holders (including, among others, corporations and generally foreign holders) are not subject to backup withholding. In order for a foreign holder to qualify for exemption from backup withholding, that holder must properly complete and furnish an applicable Form W-8 or substitute form, signed under penalties of perjury, attesting to such holder's foreign status.

        If backup withholding applies, the Paying Agent is required to withhold 28% of any payments of cash to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding may be reduced or credited by the amount of tax withheld, if the required information is provided to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.

Purpose of Substitute Form W-9

        To prevent backup withholding on cash payments that are made to a holder with respect to Certificate(s) surrendered for payment, the holder is required to notify the Paying Agent of his or her current TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

What Number to Give

        Each holder is required to give the Paying Agent the social security number or employer identification number of the record holder(s) of the Certificate(s). If a Certificate is in more than one name or is not in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance on which number to report.

Certificate of Awaiting Taxpayer Identification Number

        If the surrendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the "Certificate of Awaiting Taxpayer Identification Number" within the Substitute Form W-9 and return the form to the Paying Agent. If such certificate is completed and the Paying Agent is not provided with the TIN within 60 days, the Paying Agent will withhold 28% of all payments made thereafter until a TIN is so provided.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor.

For this type of account:			GIVE THE SOCIAL SECURITY NUMBER OF-	For this type of account:		GIVE THE SOCIAL SECURITY NUMBER OF-

1.	Individual		The individual	9.	A valid trust, estate or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	10.	Corporate	The corporation
3.	Husband and wife (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	11.	Religious, charitable or educational tax-exempt organization	The organization
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	12.	Partnership account held in the name of the business	The partnership
5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor (1)	13.	Association, club or other tax- exempt organization	The organization
6.	Account in the name of guardian or committee for a designated ward, minor or incompetent person		The ward, minor or incompetent person(3)	14.	A broker or registered nominee	The broker or nominee
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or	The public entity
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)		local government, school district or prison) that receives agricultural program payments
8.
(1)
List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.

(4)
Show the name of the owner. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.

Obtaining a Number

        If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

        Backup withholding is not required on any payments made to the following payees:

  •
  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

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  The United States or any of its agencies or instrumentalities.

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  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

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  A foreign government or any of its political subdivisions, agencies, or instrumentalities.

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  An international organization or any of its agencies or instrumentalities.

        Other payees that may be exempt from backup withholding include:

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  A corporation.

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  A foreign central bank of issue.

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  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

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  A futures commission merchant registered with the Commodity Futures Trading Commission.

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  A real estate investment trust.

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  An entity registered at all times during the tax year under the Investment Company Act of 1940.

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  A common trust fund operated by a bank under section 584(a).

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  A financial institution.

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  A middleman known in the investment community as a nominee or custodian.

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  A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt From Backup Withholding

        Dividends and patronage dividends that generally are exempt from backup withholding include:

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  Payments to nonresident aliens subject to withholding under section 1441.

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  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

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  Payments of patronage dividends not paid in money.

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  Payments made by certain foreign organizations.

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  Section 404(k) distributions made by an ESOP.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.

        Interest payments that generally are exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

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  Payments described in section 6049(b)(5) to nonresident aliens.

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  Payments on tax-free covenant bonds under section 1451.

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  Payments made by certain foreign organizations.

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  Mortgage or student loan interest paid to you.

        Other types of payments that generally are exempt from backup withholding include:

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  Wages.

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  Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

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  Certain surrenders of life insurance contracts.

  •
  Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

  •
  Real estate transactions reportable under section 6045(e).

  •
  Cancelled debts reportable under section 6050P.

  •
  Distributions from a medical savings account and long-term care benefits.

  •
  Fish purchases for cash reportable under section 6050R.

        Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE DESCRIBED ABOVE, COMPLETE, SIGN, AND DATE THE SUBSTITUTE FORM W-9, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN THE FORM TO THE PAYOR.

        Certain payments other than interest, dividends and patronage dividends not subject to information reporting are not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. A Payor must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to the Payor. Certain penalties may also apply.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.

Penalties

        (1)   Penalty for Failure to Furnish TIN.—If you fail to furnish your TIN to the Payor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

        (3)   Civil and Criminal Penalties for False Information.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a $500 penalty. Falsifying certifications or affirmations may also subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

        Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

QuickLinks

  Exhibit 99(a)(1)(b)
Substitute Form W-9 Request for Taxpayer Identification Number and Certification PAYOR'S NAME: Wells Fargo Bank, N.A.
General Instructions Please read this information carefully.
Wells Fargo Bank, N.A.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9, Cont.